VISTA INTERNATIONAL

POWERING A CLEANER WORLD

Unique Technologies, Strong Synergies

Complete Solutions

THE WALL STREET ANALYST FORUM

August 15-16, 2007

New York City, New York

What is *VISTA* about?

Vista, a unique private technology holding company which devotes itself to the creation and expansion of businesses with innovative products, technologies and services over the globe.

- **V** – Vision
- **I** – Integrity
- **S** – Science
- **T** – Technology
- **A** – Alternative Fuels & Energy

Vista's View of the World Resources

- We live in a world where natural resources are growing scarce.
- Today's broadly used methods and technologies are outdated, inefficient, and often obsolete.
- Serious air, water, light, and power issues require cutting-edge solutions – now.
- Today's attention is on wind (class 4 or higher), geothermal, solar and nuclear technologies.
- These technologies do not address the growing problems of waste and latent energy in waste.
- It is time now to create a healthier, cleaner, and "greener" world.

*What **VISTA** Offers*

Proven innovative products, technologies and services that protect and heal our environment in a manner that is environmentally conscious and sound:

- *High Octane Alcohol from Synthesis Gas*
- *Energy Saving and Full Spectrum Lights*
- *Low Wind Speed Generators*
- *Efficient Power Generation Equipment*
- *Recent Ownership Interest in Nathaniel Energy*

*What Nathaniel Energy brings to **VISTA**!*

Small cap publicly traded full reporting company

- OTC BB (NECX.OB), formed in 1998

Gasifier's

– gasification technology units developed & tested for commercial applications over 15 years

State-licensed tire fuel processing facility

- produces Tire Derived Fuel (TDF)

Broad corporate vision of commercializing its patented gasification technology on a global basis supported by a new management team.

Nathaniel Energy New Executive Team

Barry J. Kemble (*CEO*)

- *25+ years of operations and business management*
- *International business experience*
- *Start-up, turn around, and large company background*
- *Design and implementation of corporate infrastructures & governance*
- *Product management & commercialization expertise*

Timothy Peach (*CFO*)

- *25+ years of finance, administration and operations*
- *Senior level finance executive with international technology companies*
- *Hands on corporate restructuring and operation improvement background*
- *Successful IPO experience*
- *CPA/MBA*

Vista International (Project Development)

- *18+ years in development of projects on a global basis*
- *Extensive experience in raising capital for and developing international and domestic markets for innovative technologies*
- *Potential project pipeline in $ Billion utilizing Vista International technologies*
- *Effective domestic and international governmental contacts*

VISTA INTERNATIONAL

The New Nathaniel Energy Expectations

- Change the Name:
  - *Vista International Technologies, Inc.*
- New Controlling Interest and Management
  - *Vista International, Inc. specializing in cutting edge renewable and energy saving technologies to offer one total solution*
- New Vision
  - *Focus on renewable energy to reduce our global energy and waste problems*
  - *Partner with US firms to manufacture products for global distribution, creating US jobs and exports*
  - *Link technologies synergistically that provide a competitive advantage over other waste disposal and renewable energy technology companies*

Nathaniel Energy Gasification



- The Thermal Gasifier™ efficiently converts hydro-carbon based waste into thermal energy
- Exceeds EPA and EU Emission Standards
- Multiple by-products (power, steam, chemicals, synthesis gas)
- Modular- application to meet fuel availability
- Cost competitive

- *You are either the biggest or you are unique, we choose to be unique*
- *We build smaller units which meet our commercial and industrial client needs*

Nathaniel Energy Thermal Gasifier™

- Proprietary patented technology.
  - Total of Six U.S. Patents Issued Over 20 Years
  - One U.S. & One European Patent Pending
- Multi-stage gasification system
- Creates economical clean electrical and thermal energy
- 23 Thermal Gasifier's ™ were tested, built and/or sold around the world
- Engineering multiple model units including a portable unit

VISTA INTERNATIONAL

Nathaniel Energy
Gasification - Italy Commercial Scale

- Two 1800 BHP Thermal Gasifier
  - Capable of producing 6.6MW
  - Enel Purchasing 6MW





VISTA INTERNATIONAL

Nathaniel Energy
Fuel Processing Division - Tires

- Licensed Tire Recycling, Processing & Storage Facility
  - Processes waste tires into Tire Derived Fuel (TDF)
  - Sales of TDF to regional cement kilns & paper mills
  - 100% of production is sold
  - Currently the only state licensed facility in Dallas/Ft. Worth area for production and storage
  - Expect in 2007/2008 to combine gasification for energy and fuel production



VISTA INTERNATIONAL

Expected Synergies from Combined Technologies

- A Vista partner provides technology that converts synthesis gas into a high grade alcohol

- Nathaniel Energy's gasification process expected to be engineered to produce alcohol

- Market value greater than ethanol due to higher octane rating

- Mixed or blended with existing petroleum based fuels results in lower emissions, cleaner air, reduced oil dependence

- Can be used as straight fuel for automobiles with minor engine adjustments

- EPA approved

VISTA INTERNATIONAL

Vista's Investment into Nathaniel Energy

- Expected $2,000,000 initial investment in NECX
- Over two years of business development in the waste-to-energy/fuels market in these following countries:
  - China
  - Mexico
  - Europe
  - West Indies
  - USA
- Project
  - Nathaniel Energy gasification technology expected to be used in project in Li Xian, China (south east of Shanghai) processing approximately 450K tons of waste straw per year (1,250 tons per day) and 250 MSW TPD. This project is expected to be a build, own and operate project with cost of approximately $170M.

Strategic Partners via its Affiliate, Vista International

Who:

Wilcox/Devere – Engineering, Design, Construction, Manufacturing
- Principle offices in Michigan and Arizona
- More than 40 years in business
- More than 1000 employees
- International project experience
- Experience with constructing ethanol plants, water treatment facilities

APP – Asia Pacific Partnership – US, China, Korea, Japan, Australia, India
- Partners include several NYSE firms
- Purpose to develop sustainable economies within these countries

McKenna, Aldridge & Long - Corporate Counsel - International and Domestic

VISTA INTERNATIONAL

In Closing

Our Vision at the "New Nathaniel Energy" in conjunction with our affiliate Vista International is to be a force for economic grow and provide a legacy of a healthier, cleaner and safer environment. We do this with proven environmentally safe energy and energy related technologies.

We wish to thank you for allowing us to present to you the "New Nathaniel Energy" an affiliate of Vista International, Inc.

Contact Information

Nathaniel Energy Corporation.
8001 S. InterPort Blvd.
Suite 260
Englewood, CO 80112
Corporate: 303-690-8300
Email Address: info@vistainternational.net

Website: www.vistainternational.net

Vista International, Inc.
8310 S Valley Hwy, Suite 300
Englewood, CO 8012
Corporate: 720-222-3032

Statements in this presentation other than historical facts are "Forward-Looking" statement within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Since these statements involve risks and uncertainties and are subject to change at any time, Nathaniel Energy Corporation's actual results could differ materially from expected results. Future operating results of the company are impossible to predict and no representation, guarantee, or warranty is to be inferred from those forward-looking statements. Readers are advised to review the "Forward-Looking Statements" section included in our reports, Proxy Statements, Information Statements and Registration Statements which are filed with the Securities and Exchange Commission.

VISTA INTERNATIONAL